Exhibit 10.5

JPMorgan Chase Bank, National Association

London Branch

25 Bank Street

Canary Wharf

London E14 5JP

England

February 13, 2013

To:	Molina Healthcare, Inc.
200 Oceangate, Suite 100
Long Beach, California 90802
	Attention:	General Counsel
	TelephoneNo.:	(562)435-3666
	FacsimileNo.:	(916)646-4572

Re:	Amendment to Call Option Transaction

This letter agreement (this “Amendment”) amends the terms and conditions of the call option transaction (the “Transaction”) evidenced by the letter agreement between JPMorgan Chase Bank, National Association, London Branch (“Dealer”) and Molina Healthcare, Inc. (“Counterparty”) dated as of February 11, 2013 (the “Confirmation”).

1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

2. Representations and Warranties of Counterparty. Each of the representations and warranties made pursuant to the Agreement and the Confirmation on the Trade Date and the Premium Payment Date are hereby deemed to be repeated on the date hereof and on the Premium Payment Date as if (w) references in the Confirmation to “the Trade Date” and “the date hereof” were references to the date hereof, (x) the reference in the Agreement to “each date on which a Transaction is entered into” were a reference to the date hereof, (y) references in the Agreement to “the Agreement” were references to “this Amendment” and (z) references in the Confirmation to “the Transaction” and “this Confirmation” were references to the Transaction, as the terms are amended by this Amendment, and this Amendment, respectively.

3. Amendments. The Confirmation is hereby amended as follows:

(a) The number “450,000” opposite the caption “Number of Options” in Section 2 of the Confirmation is hereby replaced with the number 550,000.

(b) The figure “USD 64,755,374” opposite the caption “Premium” in Section 2 of the Confirmation is hereby replaced with the figure USD 79,145,457.

4. Opinions. Counterparty shall deliver to Dealer an opinion of counsel, dated as of the date hereof, with respect to the matters set forth in Sections 8(a) through (c) of the Confirmation as if references in such Sections to “the Confirmation” were references to this Amendment and the Confirmation, as amended by this Amendment. In respect of obligations under the Confirmation as amended by this Amendment, delivery of such opinion to Dealer shall be a condition precedent for the purpose of Section 2(a)(iii) of the Agreement with respect to each such obligation of Dealer under Section 2(a)(i) of the Agreement.

JPMorgan Chase Bank, National Association

Organised under the laws of the United States as a National Banking Association.

Main Office 1111 Polaris Parkway, Columbus, Ohio 43240

Registered as a branch in England & Wales branch No. BR000746

Registered Branch Office 25 Bank Street, Canary Wharf, London, E14 5JP

Authorised and regulated by the Financial Services Authority

5. Effectiveness. This Amendment shall become effective upon the consummation of the sale of the “Option Securities” (as such term is defined in the Purchase Agreement) by Counterparty to the Initial Purchasers (as such term is defined in the Purchase Agreement). Upon the effectiveness of this Amendment, all references in the Confirmation to “the Transaction” will be deemed to be references to the Transaction as amended hereby, and all references to “the Confirmation” will be deemed to be references to the Confirmation as amended hereby. Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

7. Governing Law. The provisions of this Amendment shall be governed by the laws of the State of New York law (without reference to choice of law doctrine).

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Amendment and returning it to EDG Confirmation Group, J.P. Morgan Securities LLC, 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax to (212) 622 8519.

Very truly yours,

J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association

By:
Authorized Signatory
Name:

Accepted and confirmed

as of the date set forth above:

Molina Healthcare, Inc.

By:
Authorized Signatory
Name:

JPMorgan Chase Bank, National Association

Organised under the laws of the United States as a National Banking Association.

Main Office 1111 Polaris Parkway, Columbus, Ohio 43240

Registered as a branch in England & Wales branch No. BR000746

Registered Branch Office 25 Bank Street, Canary Wharf, London, E14 5JP

Authorised and regulated by the Financial Services Authority

[Signature Page to Amendment to Call Option Transaction Confirmation]